UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 22, 2007

Avatech Solutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31265	84-1035353
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10715 Red Run Boulevard, Owings Mills, Maryland		21117
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410-581-8080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensation Arrangements

On August 22, 2007, in connection with Donald R. "Scotty" Walsh’s retirement as the President/Chief Executive Officer of Avatech Solutions, Inc. (the "Company") on May 14, 2007 and his resignation from the Company’s Board of Directors on August 16, 2007, the Company and Mr. Walsh entered into a Separation and Retirement Agreement (the "Agreement") to provide for certain post-retirement/resignation benefits. A copy of the Agreement is filed herewith as Exhibit 10.1. The effectiveness of the Agreement is subject to Mr. Walsh’s right to revoke it on or before August 29, 2007. The material features of the Agreement are as follows:

• Termination, effective July 31, 2007, of Mr. Walsh’s Employment Agreement with the Company dated July 1, 2003 (the "Employment Agreement");
• Severance pay to Mr. Walsh as provided in the Employment Agreement equal to $300,000, to be paid in six monthly installments of $44,000 followed by six monthly installments of $6,000, less applicable taxes;
• Payment to Mr. Walsh of the Stay Bonus that was previously adopted by the Company’s Board in the amount of $344,000, to be paid, starting on February 1, 2008, in six monthly installments of $38,000 followed by six monthly installments of $19,333.33, , less applicable taxes;
• Payment to Mr. Walsh of $60,150 to be used solely for the purpose of exercising incentive stock options to purchase 450,000 shares of Company common stock;
• Covenant by Mr. Walsh not to compete with the Company or solicit its employees for 18 months following the effective date of the Agreement;
• Agreement by Mr. Walsh to release the Company and its affiliates from any and all claims he may now or in the future have against the Company and its affiliates;
• Agreement by the Company to not assert any claim it may have against Mr. Walsh if it arises out of the lawful, good faith performance by Mr. Walsh of his duties as a director or as Chief Executive Officer; and
• Certain customary representations, warranties and other terms.

The Employment Agreement provided for the payment of an annual salary; eligibility for certain incentive compensation and bonuses; standard employee benefits; severance in the event Mr. Walsh’s employment was terminated without "cause" (as defined in the Employment Agreement) equal to the continuation of salary and employee for benefits for one year after termination; and a post-termination one-year covenant not to compete with, or solicit employees from, the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 Separation and Retirement Agreement dated August 22, 2007 (filed herewith)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avatech Solutions, Inc.

August 27, 2007	By:	Lawrence Rychlak

Name: Lawrence Rychlak
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Separation and Retirement Agreement dated August 22, 2007 (filed herewith)